Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 424,789,153
Previously Paid Amount	0
Total Fee Amount	65,035.22
Total Offset Amount	0
Net Fee	$ 65,035.22